UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (earliest event reported): April 30, 2009

ORIENT-EXPRESS HOTELS LTD.

(Exact name of registrant as specified in its charter)

Bermuda
(State or other jurisdiction of incorporation)

001-16017	98-0223493
(Commission file number)	(I.R.S. Employer Identification No.)

22 Victoria Street Hamilton HM 12, Bermuda
(Address of principal executive offices) (Zip Code)

441-295-2244
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                         Other Events

The Company is filing herewith an updated opinion of Appleby in connection with the offering, issuance and sale by the Company of up to an aggregate of 22,500,000 of the Company’s class A common shares, par value $.01 each (the “Class A Shares”) in an underwritten public offering at a price of $5.75 per share, and the underwriters’ 30-day option to purchase up to an additional 3,375,000 Class A Shares issuable pursuant to the underwriters’ over-allotment option.

Item 9.01.                                      Financial Statements and Exhibits

(d)                               Exhibits

Exhibit Number	Description of Exhibit

5.1	Opinion of Appleby.
23.1	Consent of Appleby (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ORIENT-EXPRESS HOTELS LTD.

Date: May 4, 2009	By:	/s/ Edwin S. Hetherington
Edwin S. Hetherington
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

5.1	Opinion of Appleby.
23.1	Consent of Appleby (included in Exhibit 5.1).